AMERICAN EQUITY
INVESTMENT LIFE
INSURANCE COMPANY
Administrative Office
P.O. Box 9310
Des Moines, IA 50306-9310




August 27, 2007




Dear American Equity Customer:

As a valued American Equity Variable Annuity contractowner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your American Equity contract. These reports provide an update on each portfolios investment holdings and financial information as of June 30, 2007. The performance information shown in the semi-annual reports does not reflect product charges.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.


American Equity Investment Life Insurance Company











LAE